UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2010

QSGI INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32620 (Commission File Number)	13-2599131 (IRS Employer Identification Number)

400 Royal Palm Way, Palm Beach, FL 33480 (Address of Principal Executive Office)
Registrant’s telephone number, including area code: (561) 629-5713

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03  Bankruptcy or Receivership

a)
On July 2, 2009, QSGI INC. and its Subsidiaries (collectively, the “Company”) Board of Directors authorized the Company to file a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, which was filed on July 2, 2009.

b)
On September 9, 2009, the United States Bankruptcy Court Southern District of Florida, West Palm Beach Division issued an order granting in part and denying in part Debtors’ emergency motion for entry of an order (A) Authorizing and scheduling the sale of substantially all of the assets of the DSC division of QSGI INC. free can clear of all liens, claims, and encumbrances; (B) Approving bidding procedures and stalking horse protections; (C) Approving the notice of sale; (D) Scheduling an auction to accept higher and better bids; and (E) Scheduling hearing to approve sale arising out of auction pursuant to 11 U.S.C. section 363.  A copy of the order is attached as Exhibit 99.1 (a).

c)
On September 15, 2009, an Asset Purchase agreement, by and between SMS Maintenance, LLC. (“Purchaser”) and QualTech Services Group, Inc. (“Seller”), a subsidiary of QSGI INC., whereby Seller agreed to sell to Purchaser and Purchaser agreed to purchase from Seller, the Purchased Assets, including, but not limited to, the Assumed Contracts, and Purchaser agreed to assume from Seller the Assumed Liabilities, all on the terms and conditions set forth in the Purchase Agreement.  The Purchaser and Seller agreed that the Cash Purchase Price was equal to $2,450,000.  Purchaser agreed to pay Seller an additional $20,000 to partially offset pre-closing payroll expenses of the business.

d)
On September 24, 2009, the Bankruptcy Court entered an order pursuant to 11 U.S.C. section 105, 363, and 365 of the Bankruptcy Code (A) Approving the sale of substantially all of the assets of the DCM division of Qualtech Services, Inc. free and clear of all liens, claims, encumbrances and interests; (B) Approving the assumption and assignment of executor contracts and unexpired leases; and (C) Granting related relief.  A copy of the order is attached as Exhibit 99.1 (b).  A copy of the Acknowledgement and Agreement Regarding Cash Purchase Price dated September 15, 2009 is attached as Exhibit 99.1 (c). A copy of the Bill of Sale and Assignment and Assumption Agreement dated September 24, 2009, is attached as Exhibit 99.1 (d).

e)
On September 24, 2009, the Bankruptcy Court entered an order pursuant to 11 U.S.C. section 105, 363, and 365 of the Bankruptcy Code (A) Approving the sale of substantially all of the assets of the DSC division of QSGI INC. free and clear of all liens, claims, encumbrances and interests; (B) Approving the assumption and assignment of executor contracts and unexpired leases; and (C) Granting related relief.  A copy of the order is attached as Exhibit 99.1 (e).  A copy of the Bill of Sale and Assignment and Assumption Agreement dated September 24, 2009, is attached as Exhibit 99.1 (f).

f)
On April 14, 2010, QSGI INC, settled its dispute with Victory Park Management, LLC and Victory Park Capital Advisors, LLC (collectively “VPC”) and signed a Settlement Agreement and Mutual Release.  VPC made claims against the Company including pre-petition overstatements of inventory valuation and  post-petition interference with the sale process of the assets. Although the Company disputed all claims, the company (in conjunction with its insurer) settled with VPC after considering the total cost of litigation.  Other than an obligation to pay $150,000 if the Company is ultimately reorganized, the settlement releases the Company from any and all claims VPC may have had against it.  The settlement and all other documents relating to the claim are available under case number 09-23658-EPK that was filed with the United States Bankruptcy Court Southern District of Florida, West Palm Beach Division.  A copy of the Order Approving Expedited Amended Joint Motion for Approval of Settlement Agreement between Debtors and Victory Park Management, LLC. Pursuant To Fed.R.B.P. 9019 (D.E. 233) dated May 27, 2010, is attached as Exhibit 99.1 (g).

g)
In June, 2010, a settlement agreement and mutual release was entered into by and between John Riconda, on one hand, and QSGI INC., on the other to settle asserted claims by both parties against each other.  A copy of the settlement agreement and mutual release is attached as Exhibit 99.1 (h).

h)
On July 2, 2010, a joint motion for approval of settlement agreement between debtors and John Riconda pursuant to Fed.R.BankR.P. 9019 and Local rule 9013-1 (D) was filed with the United States Bankruptcy Court, Southern District of Florida, West Palm Beach Division to approve the terms of the settlement agreement between Debtors and John Riconda.  A copy of the joint motion for approval of settlement agreement is attached as Exhibit 99.1 (i).

ITEM 9.01    Financial Statements and Exhibits

d)	The following exhibits are being filed or furnished with this report.

Exhibit 99.1

a)
Text of the order dated September 9, 2009, granting in part and denying in part Debtors’ emergency motion for entry of an order (A) Authorizing and scheduling the sale of substantially all of the assets of the DSC division of QSGI INC. free can clear of all liens, claims, and encumbrances; (B) Approving bidding procedures and stalking horse protections; (C) Approving the notice of sale; (D) Scheduling an auction to accept higher and better bids; and (E) Scheduling hearing to approve sale arising out of auction pursuant to 11 U.S.C. section 363.

b)
Text of the order dated September 24, 2009, pursuant to 11 U.S.C. section 105, 363, and 365 of the Bankruptcy Code (A) Approving the sale of substantially all of the assets of the DCM division of Qualtech Services, Inc. free and clear of all liens, claims, encumbrances and interests; (B) Approving the assumption and assignment of executor contracts and unexpired leases; and (C) Granting related relief was filed with the United States Bankruptcy Court Southern District Of Florida, West Palm Beach Division.

c)	Text of the Acknowledgement and Agreement Regarding Cash Purchase Price dated September 15, 2009.

d)	Text of the Bill of Sale and Assignment and Assumption Agreement dated September 24, 2009.

e)
Text of the order dated September 24, 2009, pursuant to 11 U.S.C. section 105, 363, and 365 of the Bankruptcy Code (A) Approving the sale of substantially all of the assets of the DSC division of QSGI INC. free and clear of all liens, claims, encumbrances and interests; (B) Approving the assumption and assignment of executor contracts and unexpired leases; and (C) Granting related relief was filed with the United States Bankruptcy Court Southern District Of Florida, West Palm Beach Division.

f)	Text of the Bill of Sale and Assignment and Assumption Agreement dated September 24, 2009.

g)
Text of the Order Approving Expedited Amended Joint Motion for Approval of Settlement Agreement between Debtors and Victory Park Management, LLC. Pursuant To Fed.R.B.P. 9019 (D.E. 233) dated May 27, 2010.

h)	Text of a settlement agreement and mutual release entered into by and between John Riconda, on one hand, and QSGI INC., on the other.

i)	Text of a Joint Motion for Approval of Settlement Agreement between Debtors and John Riconda pursuant to Fed.R.Bank R.P. 9019 and Local rule 9013-1 (D).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QSGI INC

Date: July 20, 2010	By:	/S/ Marc Sherman
Marc Sherman
Chairman of the Board